UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22933

Date of Notification: December 26, 2024

2. Exact name of Investment Company as specified in registration statement:

Apollo Diversified Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Apollo Global Management, Inc.

9 West 57th Street, New York

New York 10019

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/Ryan Del Giudice
Ryan Del Giudice
Assistant Secretary

Apollo Diversified

Real Estate Fund

Investor Update

Winter 2024

Class A Share (NASDAQ: GIREX)

Inception Through 11/30/241

Performance

Cumulative Return	78.30%
Annualized Return	5.71%
Standard Deviation	4.54%
The Fund’s Standard Deviation (a measure of volatility/risk) was more than three times less than the S&P 500 Index over the same period.
Sharpe Ratio	0.87
Alpha	1.89%
Beta	0.17

Private Fund Diversification2

As of 10/1/24

$253.13B Gross Asset Value
3,891 investments diversified by sector, geography, and manager

December 26, 2024

We are pleased to present the Winter 2024 Investor Update for Apollo Diversified Real Estate Fund (the “Fund”). We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets.

The Fund’s favorable portfolio positioning has continued to drive performance during the year, with the Fund’s load-waived Class A shares delivering a total net return of +5.80% year-to-date through November 30, 2024.1 This performance is a testament to the Fund’s actively managed investment strategy that seeks to maximize return per unit of risk across the four quadrants of the commercial real estate investable universe (private equity, private debt, public equity, and public debt). The Fund’s strong performance has been a standout, with the Fund’s load-waived Class A shares delivering the best returns among the Fund’s real estate interval fund peer group in the trailing one-year, three-year, five-year, ten-year and since Fund inception periods as of November 30, 2024.1 From the Fund’s inception on June 30, 2014, through November 30, 2024, the Fund’s load-waived Class A shares generated a(n):1

Total cumulative return of 78.30% and a 5.71% annualized return.

Sharpe ratio of 0.87.

Standard deviation of 4.54%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.92%).

Alpha of 1.89%.

Beta of 0.17.

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund performance based on load-waived, Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. As of 11/30/24, the Fund’s load-waived Class A share had a ten-year annualized return of 5.51%, a five-year annualized return of 4.25% and a one-year return of 7.12%. As of 11/30/24, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a since inception annualized return of 5.11%, a ten-year annualized return of 4.88%, a five-year annualized return of 3.02%, and one-year return of 0.98%. Per the Fund’s most recent prospectus the total annual expense ratio without any fee waiver or reimbursement is 2.03% for Class A shares. Certain of these returns reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through May 31, 2025. The fees and expenses provided herein are as of the date of the Fund’s most recent prospectus and are qualified in their entirety by the Fund’s prospectus. Actual expenses may be greater or less than shown. Fees and expenses can vary materially. These expense figures should not be considered a representation of future expenses. Subject to change without notice. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688.

APOLLO DIVERSIFIED REAL ESTATE FUND

Fund Performance Since Inception

(7/1/14 to 11/30/24)1

Growth of a Hypothetical $10,000 Investment Since Fund Inception

Performance Metrics

	Cumulative Return	Annualized Return	Standard Deviation	Sharpe Ratio	Alpha	Beta
Apollo Diversified Real Estate Fund (NASDAQ: GIREX)	78.30%	5.71%	4.54%	0.87	1.89%	0.17
S&P 500 Index	272.37%	13.45%	15.09%	0.78	0.00%	1.00
Bloomberg U.S. Aggregate Bond Index	18.50%	1.64%	4.92%	-0.02	-1.45%	0.12

Risk & Return

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund performance based on load-waived, Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. Per the Fund’s most recent prospectus the total annual expense ratio without any fee waiver or reimbursement is 2.03% for Class A shares. Certain of these returns reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through May 31, 2025. The fees and expenses provided herein are as of the date of the Fund’s most recent prospectus and are qualified in their entirety by the Fund’s prospectus. Actual expenses may be greater or less than shown. Fees and expenses can vary materially. These expense figures should not be considered a representation of future expenses. Subject to change without notice. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688.

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APOLLO DIVERSIFIED REAL ESTATE FUND

The U.S. economy remains strong with Q3 2024 real Gross Domestic Product expanding at an annual rate of 3.1%. This growth was largely driven by consumer spending which rose 3.7% during the third quarter.3 The U.S. consumer has benefitted from favorable labor market dynamics which have driven strong job and wage growth with nonfarm payrolls rising by 227,000 in November, beating consensus estimates, and average hourly earnings increasing 4.0% year-over-year as of November.4 Inflation remains a key consideration as the Federal Reserve (the “Fed”) balances ongoing monetary policy action following its policy shift at the September 2024 meeting when it began its cutting cycle, delivering 100 basis points of cumulative cuts to date.5 After delivering a widely expected cut of 25 basis points at the December 18, 2024 meeting, the Fed struck a more cautious tone in their remarks, indicating a renewed focus on inflation as it determines the future path of policy rate adjustments.5 Following the U.S. presidential election, market participants have shifted their attention to measuring the potential impact of a second Trump administration. Changes to fiscal spending, immigration, and trade policies have the potential to introduce uncertainties to markets in 2025, which may have varying impacts on risk assets.

The commercial real estate sector continues to benefit from recent positive momentum. In the third quarter of 2024, the NCREIF ODCE Index, a commonly used benchmark that tracks institutional core real estate performance, delivered the first positive return in eight quarters.6 As valuations stabilize, transaction indices such as Green Street’s Commercial Property Price Index suggest that pricing has not only stabilized, but also rebounded in recent quarters.7 Headline benchmark performance delivering positive results is a tailwind for the asset class, but underlying the index are property sectors that are disparate in terms of performance, operating fundamentals, and supply and demand dynamics. Sectors such as industrial, multifamily, and other specialty asset types that benefit from secular tailwinds (i.e. demographic changes, technological innovation, and changing consumer preferences) have delivered standout performance relative to sectors driven by cyclical demand such as traditional office and malls. The sectors that benefit from secular growth (industrial, multifamily and specialty) comprise the Fund’s high-conviction themes and continue to demonstrate strong operating fundamentals with vacancies at or below historical averages. Further, the recent period of high interest rates coupled with elevated construction costs has led to a significant decline in new construction starts across many of the Fund’s high-conviction themes creating a favorable supply dynamic moving forward, particularly given the structural demand that underpins these sectors. The Fund’s positioning across sectors continues to drive outperformance relative to the NCREIF ODCE Index with the Fund’s private real estate portfolio delivering +3.74% of excess return in the trailing one-year period ended September 30, 2024.6 This outperformance is a testament to the Fund’s actively managed strategy as the Fund’s high-conviction themes (industrial, multifamily and specialty) comprise approximately 91% of the Fund’s private equity portfolio as of October 1, 2024.2

The industrial property type continues to benefit from strong consumer demand and the ongoing and growing adoption of e-commerce. As businesses continue to adapt to meet this rising demand and consumers’ expectations for expedited delivery of goods, demand for modern well-located logistics facilities remains healthy. Further, onshoring and nearshoring trends have continued to support demand for industrial real estate as businesses diversify their sources of inventory and develop a more distributed and resilient supply chain network that can adapt to the evolving global manufacturing landscape and withstand future disruptions. Following elevated new supply, the national vacancy rate for the industrial property type increased slightly from the prior quarter to 5.8% as of Q3 2024, remaining below the historical average according to data from CBRE Econometric Advisors.8 The significant decline in new construction starts over the past year is beginning to work through the system with new completions falling sharply to 68 million square feet as of Q3 2024, marking the lowest quarterly total in three years according to CBRE Econometric Advisors.8 As supply moderates, occupiers are expected to compete for a shrinking supply of modern logistics stock that has the latest structural requirements in clear height, column spacing, seamless slabs, and other key considerations that make the storage and fulfillment of goods more efficient, potentially catalyzing rent growth moving forward.

Positive momentum continues in the multifamily property sector with the national occupancy rate increasing by 20 basis points quarter-over-quarter to 94.7% as of Q3 2024, marking a second consecutive quarterly increase according to CBRE Econometric Advisors.8 Further, net absorption remains strong with approximately 153,000 units being absorbed in Q3 2024, marking the highest quarterly level of net absorption since 2021.8 Multifamily housing benefits from sustained demand from structural demographic drivers as more people delay home purchases by preference or necessity. Well-located, institutional-quality, and highly amenitized multifamily properties continue to offer an attractive value proposition in the current market environment. In fact, renewal rates (the percentage of existing renters renewing their leases) climbed in the last year to 54% as of October 2024 according to RealPage Analytics. This represents a 120 basis point increase year-over-year and remains well above the long-term average.9 Elevated borrowing costs relative to recent history coupled with national home prices near all-time highs, continues to push homeownership further out of reach for millions of Americans, potentially bolstering demand for rental housing broadly. Despite recent increases in supply, the U.S. remains grossly undersupplied in national housing units. Declines in new construction starts over the past year may lay the groundwork for an increasingly favorable supply dynamic moving forward which, when combined with the structural demand for multifamily housing, has the potential to drive occupancy and rent growth moving forward.

The specialty sector consists of property types that are typically built for a specific use and generally have differentiated supply and demand drivers. Student housing, which consists of purpose-built residential communities that are highly amenitized, benefits from secular growth driven by demographic trends. Institutional quality student housing properties are generally close to university campuses and nearby entertainment and offer students an elevated living experience. The student housing property type continues to display robust operating fundamentals driven by strong demand. According to the latest report from Yardi Matrix, the student housing property sector closed the 2024 pre-lease season 95% occupied, with rent growth averaging 6% over the last 12 months ended September 30, 2024. Although early, the 2025 pre-lease season appears to be off to an encouraging start according to data from Yardi Matrix. Further, supply is expected to moderate moving forward with Yardi Matrix forecasting deliveries to drop below the long-term average of 40,000 beds per year.10

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Grocery-anchored neighborhood centers remain the beneficiary of strong consumption as shoppers continue spending closer to home. The availability rate for neighborhood centers was flat quarter-over-quarter at 6.5% as of Q3 2024 and remained at an all-time low based on data from CBRE Econometric Advisors.8 New completions totaled approximately 0.05% of existing stock during the third quarter of 2024, as construction and redevelopment costs remain high.8 New supply remains low which has been a driver of rental rate growth with rents for neighborhood centers growing by 2.6% year-over-year as of Q3 2024.8 Stable demand coupled with muted new supply should continue to support operating fundamentals for this property type moving forward.

The challenges facing the office property type persist with the national vacancy rate remaining elevated at 19.0% as of Q3 2024, the highest level since the early 1990s according to data from CBRE Econometric Advisors.8 Elevated vacancy has generally been broad based with very few markets avoiding occupancy weakness. In Q3 2024, net absorption was positive for a second straight quarter and improved from the previous quarter.8 Property performance remains bifurcated with Class A, well-located assets faring better relative to more commoditized Class B and C product, which has been more acutely affected by demand headwinds. The Fund has historically been and continues to be underweight the office property type relative to the NCREIF ODCE Index, which has contributed to relative returns. As of October 1, 2024, the Fund’s private equity office exposure represented only ~200 basis points of the Fund’s portfolio.2

The Fund remains grounded in the research that underpins the investment strategy. We believe that a combination of both public and private real estate in a portfolio may provide important diversification benefits as well as risk mitigation and alpha generation opportunities. The Fund’s portfolio management team employs a dynamic active management approach to asset allocation through the utilization of a relative value framework which analyzes opportunities across the real estate investable universe: private equity, private debt, public equity and public debt. This approach allows the Fund to shift allocations as conditions change, to benefit from periods of pricing dislocation. Over the past several quarters, the Fund’s portfolio management team has maintained an elevated level of exposure to publicly traded REITs as pricing appeared favorable for these securities. This positioning positively contributed to overall Fund returns as publicly traded REITs rallied. Moving forward, the portfolio management team will, as it has historically, continue to modulate exposure to each of the quadrants in response to changes in relative value across the Fund’s investable universe.

As always, the Fund’s portfolio management team, along with the Fund’s underlying private fund partners, continue to seek attractive risk-adjusted return opportunities across real estate markets. We believe the Fund’s portfolio positioning, focus on high-quality assets within the Fund’s high-conviction sectors, underlying diversification and ability to take advantage of opportunities across both public and private markets, may help deliver a differentiated return profile to our investors. We are excited about the Fund’s future prospects and believe it is well positioned to take advantage of investment opportunities as they arise.

We thank you for your continued confidence and support.

Represents the views and opinions of Apollo at the time of this letter and is subject to change.

Apollo Diversified Real Estate Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long- term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Endnotes

Important Note on Index Performance: Index performance is shown for illustrative purposes only and has limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number of investments, recycling or reinvestment of distributions, and types of assets). It may not be possible to directly invest in one or more of these indices and the holdings of the Fund may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of Apollo Diversified Real Estate Fund. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of future events or results.

1.	Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but, unless otherwise noted, exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688. As of November 30, 2024, the Fund’s load-waived, Class A share had a one-year return of 7.12%, a five-year annualized return of 4.25%, and a ten-year annualized return of 5.51%. As of November 30, 2024, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a one-year return of 0.98%, a five-year annualized return of 3.02%, and a ten-year annualized return of 4.88%. Class A share inception date: June 30, 2014. Alpha and beta calculation benchmark: S&P 500. The Fund’s interval fund peers include: Versus Capital Multi-Manager Real Estate Income Fund (VCMIX), Bluerock Total Income+ Real Estate Fund (TIPRX), and Goldman Sachs Real Estate Diversified Income Fund (GSRDX). Please note that Versus Capital Multi-Manager Real Estate Income Fund does not offer A shares and as such, I shares of the Versus Capital Multi-Manager Real Estate Income Fund are used in this comparison. Class I shares are not subject to a front-end sales load.

2.	Fund holdings as of October 1, 2024. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

3.	Bureau of Economic Analysis; U.S. Department of Commerce; Bloomberg.

4.	Bureau of Labor Statistics; U.S. Department of Labor; Bloomberg.

5.	Federal Reserve.

6.	Apollo Analysts, NCREIF Fund Index - Open End Diversified Core Equity Index (NFI-ODCE Index). The Fund’s private real estate portfolio is comprised of both private real estate equity and private real estate debt investments. The NFI-ODCE Index is a capitalization weighted index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. As of September 30, 2024, the Fund’s private real estate portfolio had a trailing one-year return of -4.30% and the NFI-ODCE Index had a trailing one-year return of -8.04%.

7.	Green Street.

8.	CBRE Econometric Advisors.

9.	RealPage Analytics.

10.	Yardi Matrix.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Glossary

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE Nareit All Equity REITs Index: A free -float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Gross Domestic Product (GDP): A comprehensive measure of U.S. economic activity. GDP measures the value of the final goods and services produced in the United States.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE or NCREIF ODCE Index): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

Net Operating Income (NOI): A calculation used to analyze real estate investments that generate income. Net operating income equals all revenue from the property minus necessary operating expenses.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Summary of Risk Factors

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by visiting www.apollo.com/adref. Please read the prospectus carefully before investing.

Apollo Diversified Real Estate Fund is a diversified, closed-end management investment company that is operated as an interval fund. The Fund invests at least 80% of its total assets in real estate securities. This investment involves a high degree of risk. An investor should invest in the Fund only if the investor can afford the complete loss of an investment. Prospective investors should carefully read the Fund’s prospectus for a description of the risk associated with an investment in the Fund in determining whether an investment in the Fund is suitable. These risks include, but are not limited to, the following:

●	Limited Liquidity. An investor should consider an investment in the Fund to be of limited liquidity and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s shares are not listed on any securities exchange, and no secondary public market for the sale of the Fund’s interests exists, nor is one likely or expected to develop. As described in the prospectus under “Quarterly Repurchases of Shares,” the Fund provides limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of the Fund’s outstanding shares); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

●	Real Estate Industry Concentration. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by a number of factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

●	Use of Leverage. The Fund utilizes leverage which will magnify the potential for loss on amounts invested in the Fund.

●	Fees and Expenses. The Fund is subject to charges for management and other fees regardless of whether the Fund has a positive return. Please refer to the Fund’s prospectus for a complete description of expenses to be charged to the Fund.

●	Distributions. The Fund will ordinarily pay distributions, if any, once a quarter. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund may pay distributions in significant part from sources that may not be available in the future and that may be unrelated to the Fund’s performance, such as return of capital and borrowings. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com/adref, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors.

●	Potential Loss of Investment. Investing in the Fund is speculative and involves a high degree of risk and no guarantee or representation is made that the Fund’s investment strategy will be successful under all market conditions, nor do we guarantee any level of return or risk. An investment in the Fund could require a long-term commitment, with limited liquidity and the risk of loss of capital. Investors must have the financial ability, sophistication, experience and willingness to evaluate the merits and bear the risks of such an investment. Such an investment is not suitable for all potential investors. Investors could lose part or all of an investment, and the Fund could incur losses in markets where major indices are rising and falling. Results could be volatile. Accordingly, investors should understand that past performance is not indicative nor a guarantee of future results. Investors in the Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This sales material must be accompanied or preceded by the prospectus and must be read in conjunction with the Fund’s prospectus in order to fully understand all the implications and risks of an investment in the Fund. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. Investments mentioned herein may not be suitable for prospective investors. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at www.apollo.com/adref. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to the Fund’s business, operating results, and financial condition.

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9 West 57th Street New York, NY 10019	212.515.3200 www.apollo.com/adref

Forward-Looking Statement Disclosure

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Apollo believes these factors include, but are not limited to, those described under the section entitled “Summary of Risk Factors”, which are further described in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Important Disclosure

Past performance is not indicative nor a guarantee of future returns.

This material is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) and is intended solely for the use of the persons to whom it has been delivered. This material does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service. Apollo and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this material and is subject to change without notice of any kind. This material and the transactions, investments, products, services, securities or other financial instruments referred to in this material are not directed to, or intended for distribution to or use by, any person or entity who is a citizen or resident of or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to any laws or regulations. Recipients may only use this material to the extent permitted by the applicable laws and regulations and should be aware of and observe all such applicable laws and regulations.

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

Opinions expressed herein reflect the current opinions of Apollo as of the date appearing in the materials only and are based on Apollo’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This material is not complete and the information contained herein may change at any time without notice.

Apollo has not made any representation or warranty, expressed or implied, with respect to fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties unrelated to Apollo) Apollo has no responsibility to update any of the information provided in this material.

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its product marketing and distribution, and GCS is a wholesale marketing agent for Apollo-sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2024 Apollo Global Management, Inc. All rights reserved.

GFC001724 | Exp. 12.31.25	ADREF-IU397751-1224A

APOLLO DIVERSIFIED REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

December 26, 2024

Dear Apollo Diversified Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Apollo Diversified Real Estate Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on December 26, 2024 and end on February 4, 2025 (the “Repurchase Request Deadline”). If you own shares through a financial intermediary, financial adviser or broker/dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the Repurchase Request Form.

IMPORTANT

All repurchase requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer or contact your Financial Intermediary. You may also contact us directly at 1-888-926-2688.

Sincerely,

Apollo Diversified Real Estate Fund

RE-IU133801BENEFICIAL (1224)

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

1 THE OFFER	Apollo Diversified Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.
2 NET ASSET VALUE

The Fund’s NAV on December 19, 2024 of the Class A shares (GIREX) was $24.97 per share, of the Class C shares (GCREX) was $23.28 per share, of the Class I shares (GRIFX) was $25.57 per share, of the Class L shares (GLREX) was $24.54 per share and of the Class M shares (GMREX) was $23.99 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.apollo.com/adref. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All repurchase requests must be received in good order prior to 4:00 p.m., Eastern Time, on February 4, 2025.
4 REPURCHASE PRICING DATE	The NAV used to calculate the repurchase price will be determined as of the close of regular business trading on the New York Stock Exchange on February 4, 2025 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.
5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.
6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. If a portion of your shares were not repurchased due to proration, you will have to wait until the next quarterly repurchase offer to submit a new repurchase request if you still wish to tender your shares for repurchase.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, and the Fund repurchases shares on a pro rata basis, it may result in the shareholder not receiving the full amount of a required minimum distribution.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on February 4, 2025.

RE-IU133801BENEFICIAL (1224)

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●     If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●     For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●     For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

●     For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES	You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.
10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES	Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.
11 NO REPURCHASE FEE	The Fund does not charge a transaction fee to repurchase Fund Shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.
12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Apollo Real Estate Fund Adviser, LLC (the “Adviser”), CenterSquare Investment Management LLC (“CenterSquare”), Aon Investments USA Inc. (“Aon” and together with CenterSquare, the “Sub-Advisers”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate).

RE-IU133801BENEFICIAL (1224)

Apollo Diversified

Real Estate Fund

Investor Update

Winter 2024

Class A Share (NASDAQ: GIREX)

Inception Through 11/30/241

Performance

Cumulative Return	78.30%
Annualized Return	5.71%
Standard Deviation	4.54%
The Fund’s Standard Deviation (a measure of volatility/risk) was more than three times less than the S&P 500 Index over the same period.
Sharpe Ratio	0.87
Alpha	1.89%
Beta	0.17

Private Fund Diversification2

As of 10/1/24

$253.13B Gross Asset Value
3,891 investments diversified by sector, geography, and manager

December 26, 2024

We are pleased to present the Winter 2024 Investor Update for Apollo Diversified Real Estate Fund (the “Fund”). We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets.

The Fund’s favorable portfolio positioning has continued to drive performance during the year, with the Fund’s load-waived Class A shares delivering a total net return of +5.80% year-to-date through November 30, 2024.1 This performance is a testament to the Fund’s actively managed investment strategy that seeks to maximize return per unit of risk across the four quadrants of the commercial real estate investable universe (private equity, private debt, public equity, and public debt). The Fund’s strong performance has been a standout, with the Fund’s load-waived Class A shares delivering the best returns among the Fund’s real estate interval fund peer group in the trailing one-year, three-year, five-year, ten-year and since Fund inception periods as of November 30, 2024.1 From the Fund’s inception on June 30, 2014, through November 30, 2024, the Fund’s load-waived Class A shares generated a(n):1

Total cumulative return of 78.30% and a 5.71% annualized return.

Sharpe ratio of 0.87.

Standard deviation of 4.54%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.92%).

Alpha of 1.89%.

Beta of 0.17.

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund performance based on load-waived, Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. As of 11/30/24, the Fund’s load-waived Class A share had a ten-year annualized return of 5.51%, a five-year annualized return of 4.25% and a one-year return of 7.12%. As of 11/30/24, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a since inception annualized return of 5.11%, a ten-year annualized return of 4.88%, a five-year annualized return of 3.02%, and one-year return of 0.98%. Per the Fund’s most recent prospectus the total annual expense ratio without any fee waiver or reimbursement is 2.03% for Class A shares. Certain of these returns reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through May 31, 2025. The fees and expenses provided herein are as of the date of the Fund’s most recent prospectus and are qualified in their entirety by the Fund’s prospectus. Actual expenses may be greater or less than shown. Fees and expenses can vary materially. These expense figures should not be considered a representation of future expenses. Subject to change without notice. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688.

APOLLO DIVERSIFIED REAL ESTATE FUND

Fund Performance Since Inception

(7/1/14 to 11/30/24)1

Growth of a Hypothetical $10,000 Investment Since Fund Inception

Performance Metrics

	Cumulative Return	Annualized Return	Standard Deviation	Sharpe Ratio	Alpha	Beta
Apollo Diversified Real Estate Fund (NASDAQ: GIREX)	78.30%	5.71%	4.54%	0.87	1.89%	0.17
S&P 500 Index	272.37%	13.45%	15.09%	0.78	0.00%	1.00
Bloomberg U.S. Aggregate Bond Index	18.50%	1.64%	4.92%	-0.02	-1.45%	0.12

Risk & Return

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund performance based on load-waived, Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. Per the Fund’s most recent prospectus the total annual expense ratio without any fee waiver or reimbursement is 2.03% for Class A shares. Certain of these returns reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through May 31, 2025. The fees and expenses provided herein are as of the date of the Fund’s most recent prospectus and are qualified in their entirety by the Fund’s prospectus. Actual expenses may be greater or less than shown. Fees and expenses can vary materially. These expense figures should not be considered a representation of future expenses. Subject to change without notice. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688.

APOLLO DIVERSIFIED REAL ESTATE FUND

The U.S. economy remains strong with Q3 2024 real Gross Domestic Product expanding at an annual rate of 3.1%. This growth was largely driven by consumer spending which rose 3.7% during the third quarter.3 The U.S. consumer has benefitted from favorable labor market dynamics which have driven strong job and wage growth with nonfarm payrolls rising by 227,000 in November, beating consensus estimates, and average hourly earnings increasing 4.0% year-over-year as of November.4 Inflation remains a key consideration as the Federal Reserve (the “Fed”) balances ongoing monetary policy action following its policy shift at the September 2024 meeting when it began its cutting cycle, delivering 100 basis points of cumulative cuts to date.5 After delivering a widely expected cut of 25 basis points at the December 18, 2024 meeting, the Fed struck a more cautious tone in their remarks, indicating a renewed focus on inflation as it determines the future path of policy rate adjustments.5 Following the U.S. presidential election, market participants have shifted their attention to measuring the potential impact of a second Trump administration. Changes to fiscal spending, immigration, and trade policies have the potential to introduce uncertainties to markets in 2025, which may have varying impacts on risk assets.

The commercial real estate sector continues to benefit from recent positive momentum. In the third quarter of 2024, the NCREIF ODCE Index, a commonly used benchmark that tracks institutional core real estate performance, delivered the first positive return in eight quarters.6 As valuations stabilize, transaction indices such as Green Street’s Commercial Property Price Index suggest that pricing has not only stabilized, but also rebounded in recent quarters.7 Headline benchmark performance delivering positive results is a tailwind for the asset class, but underlying the index are property sectors that are disparate in terms of performance, operating fundamentals, and supply and demand dynamics. Sectors such as industrial, multifamily, and other specialty asset types that benefit from secular tailwinds (i.e. demographic changes, technological innovation, and changing consumer preferences) have delivered standout performance relative to sectors driven by cyclical demand such as traditional office and malls. The sectors that benefit from secular growth (industrial, multifamily and specialty) comprise the Fund’s high-conviction themes and continue to demonstrate strong operating fundamentals with vacancies at or below historical averages. Further, the recent period of high interest rates coupled with elevated construction costs has led to a significant decline in new construction starts across many of the Fund’s high-conviction themes creating a favorable supply dynamic moving forward, particularly given the structural demand that underpins these sectors. The Fund’s positioning across sectors continues to drive outperformance relative to the NCREIF ODCE Index with the Fund’s private real estate portfolio delivering +3.74% of excess return in the trailing one-year period ended September 30, 2024.6 This outperformance is a testament to the Fund’s actively managed strategy as the Fund’s high-conviction themes (industrial, multifamily and specialty) comprise approximately 91% of the Fund’s private equity portfolio as of October 1, 2024.2

The industrial property type continues to benefit from strong consumer demand and the ongoing and growing adoption of e-commerce. As businesses continue to adapt to meet this rising demand and consumers’ expectations for expedited delivery of goods, demand for modern well-located logistics facilities remains healthy. Further, onshoring and nearshoring trends have continued to support demand for industrial real estate as businesses diversify their sources of inventory and develop a more distributed and resilient supply chain network that can adapt to the evolving global manufacturing landscape and withstand future disruptions. Following elevated new supply, the national vacancy rate for the industrial property type increased slightly from the prior quarter to 5.8% as of Q3 2024, remaining below the historical average according to data from CBRE Econometric Advisors.8 The significant decline in new construction starts over the past year is beginning to work through the system with new completions falling sharply to 68 million square feet as of Q3 2024, marking the lowest quarterly total in three years according to CBRE Econometric Advisors.8 As supply moderates, occupiers are expected to compete for a shrinking supply of modern logistics stock that has the latest structural requirements in clear height, column spacing, seamless slabs, and other key considerations that make the storage and fulfillment of goods more efficient, potentially catalyzing rent growth moving forward.

Positive momentum continues in the multifamily property sector with the national occupancy rate increasing by 20 basis points quarter-over-quarter to 94.7% as of Q3 2024, marking a second consecutive quarterly increase according to CBRE Econometric Advisors.8 Further, net absorption remains strong with approximately 153,000 units being absorbed in Q3 2024, marking the highest quarterly level of net absorption since 2021.8 Multifamily housing benefits from sustained demand from structural demographic drivers as more people delay home purchases by preference or necessity. Well-located, institutional-quality, and highly amenitized multifamily properties continue to offer an attractive value proposition in the current market environment. In fact, renewal rates (the percentage of existing renters renewing their leases) climbed in the last year to 54% as of October 2024 according to RealPage Analytics. This represents a 120 basis point increase year-over-year and remains well above the long-term average.9 Elevated borrowing costs relative to recent history coupled with national home prices near all-time highs, continues to push homeownership further out of reach for millions of Americans, potentially bolstering demand for rental housing broadly. Despite recent increases in supply, the U.S. remains grossly undersupplied in national housing units. Declines in new construction starts over the past year may lay the groundwork for an increasingly favorable supply dynamic moving forward which, when combined with the structural demand for multifamily housing, has the potential to drive occupancy and rent growth moving forward.

The specialty sector consists of property types that are typically built for a specific use and generally have differentiated supply and demand drivers. Student housing, which consists of purpose-built residential communities that are highly amenitized, benefits from secular growth driven by demographic trends. Institutional quality student housing properties are generally close to university campuses and nearby entertainment and offer students an elevated living experience. The student housing property type continues to display robust operating fundamentals driven by strong demand. According to the latest report from Yardi Matrix, the student housing property sector closed the 2024 pre-lease season 95% occupied, with rent growth averaging 6% over the last 12 months ended September 30, 2024. Although early, the 2025 pre-lease season appears to be off to an encouraging start according to data from Yardi Matrix. Further, supply is expected to moderate moving forward with Yardi Matrix forecasting deliveries to drop below the long-term average of 40,000 beds per year.10

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

APOLLO DIVERSIFIED REAL ESTATE FUND

Grocery-anchored neighborhood centers remain the beneficiary of strong consumption as shoppers continue spending closer to home. The availability rate for neighborhood centers was flat quarter-over-quarter at 6.5% as of Q3 2024 and remained at an all-time low based on data from CBRE Econometric Advisors.8 New completions totaled approximately 0.05% of existing stock during the third quarter of 2024, as construction and redevelopment costs remain high.8 New supply remains low which has been a driver of rental rate growth with rents for neighborhood centers growing by 2.6% year-over-year as of Q3 2024.8 Stable demand coupled with muted new supply should continue to support operating fundamentals for this property type moving forward.

The challenges facing the office property type persist with the national vacancy rate remaining elevated at 19.0% as of Q3 2024, the highest level since the early 1990s according to data from CBRE Econometric Advisors.8 Elevated vacancy has generally been broad based with very few markets avoiding occupancy weakness. In Q3 2024, net absorption was positive for a second straight quarter and improved from the previous quarter.8 Property performance remains bifurcated with Class A, well-located assets faring better relative to more commoditized Class B and C product, which has been more acutely affected by demand headwinds. The Fund has historically been and continues to be underweight the office property type relative to the NCREIF ODCE Index, which has contributed to relative returns. As of October 1, 2024, the Fund’s private equity office exposure represented only ~200 basis points of the Fund’s portfolio.2

The Fund remains grounded in the research that underpins the investment strategy. We believe that a combination of both public and private real estate in a portfolio may provide important diversification benefits as well as risk mitigation and alpha generation opportunities. The Fund’s portfolio management team employs a dynamic active management approach to asset allocation through the utilization of a relative value framework which analyzes opportunities across the real estate investable universe: private equity, private debt, public equity and public debt. This approach allows the Fund to shift allocations as conditions change, to benefit from periods of pricing dislocation. Over the past several quarters, the Fund’s portfolio management team has maintained an elevated level of exposure to publicly traded REITs as pricing appeared favorable for these securities. This positioning positively contributed to overall Fund returns as publicly traded REITs rallied. Moving forward, the portfolio management team will, as it has historically, continue to modulate exposure to each of the quadrants in response to changes in relative value across the Fund’s investable universe.

As always, the Fund’s portfolio management team, along with the Fund’s underlying private fund partners, continue to seek attractive risk-adjusted return opportunities across real estate markets. We believe the Fund’s portfolio positioning, focus on high-quality assets within the Fund’s high-conviction sectors, underlying diversification and ability to take advantage of opportunities across both public and private markets, may help deliver a differentiated return profile to our investors. We are excited about the Fund’s future prospects and believe it is well positioned to take advantage of investment opportunities as they arise.

We thank you for your continued confidence and support.

Represents the views and opinions of Apollo at the time of this letter and is subject to change.

Apollo Diversified Real Estate Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long- term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

APOLLO DIVERSIFIED REAL ESTATE FUND

Endnotes

Important Note on Index Performance: Index performance is shown for illustrative purposes only and has limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number of investments, recycling or reinvestment of distributions, and types of assets). It may not be possible to directly invest in one or more of these indices and the holdings of the Fund may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of Apollo Diversified Real Estate Fund. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of future events or results.

1.	Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but, unless otherwise noted, exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688. As of November 30, 2024, the Fund’s load-waived, Class A share had a one-year return of 7.12%, a five-year annualized return of 4.25%, and a ten-year annualized return of 5.51%. As of November 30, 2024, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a one-year return of 0.98%, a five-year annualized return of 3.02%, and a ten-year annualized return of 4.88%. Class A share inception date: June 30, 2014. Alpha and beta calculation benchmark: S&P 500. The Fund’s interval fund peers include: Versus Capital Multi-Manager Real Estate Income Fund (VCMIX), Bluerock Total Income+ Real Estate Fund (TIPRX), and Goldman Sachs Real Estate Diversified Income Fund (GSRDX). Please note that Versus Capital Multi-Manager Real Estate Income Fund does not offer A shares and as such, I shares of the Versus Capital Multi-Manager Real Estate Income Fund are used in this comparison. Class I shares are not subject to a front-end sales load.

2.	Fund holdings as of October 1, 2024. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

3.	Bureau of Economic Analysis; U.S. Department of Commerce; Bloomberg.

4.	Bureau of Labor Statistics; U.S. Department of Labor; Bloomberg.

5.	Federal Reserve.

6.	Apollo Analysts, NCREIF Fund Index - Open End Diversified Core Equity Index (NFI-ODCE Index). The Fund’s private real estate portfolio is comprised of both private real estate equity and private real estate debt investments. The NFI-ODCE Index is a capitalization weighted index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. As of September 30, 2024, the Fund’s private real estate portfolio had a trailing one-year return of -4.30% and the NFI-ODCE Index had a trailing one-year return of -8.04%.

7.	Green Street.

8.	CBRE Econometric Advisors.

9.	RealPage Analytics.

10.	Yardi Matrix.

APOLLO DIVERSIFIED REAL ESTATE FUND

Glossary

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE Nareit All Equity REITs Index: A free -float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Gross Domestic Product (GDP): A comprehensive measure of U.S. economic activity. GDP measures the value of the final goods and services produced in the United States.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE or NCREIF ODCE Index): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

Net Operating Income (NOI): A calculation used to analyze real estate investments that generate income. Net operating income equals all revenue from the property minus necessary operating expenses.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

APOLLO DIVERSIFIED REAL ESTATE FUND

Summary of Risk Factors

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by visiting www.apollo.com/adref. Please read the prospectus carefully before investing.

Apollo Diversified Real Estate Fund is a diversified, closed-end management investment company that is operated as an interval fund. The Fund invests at least 80% of its total assets in real estate securities. This investment involves a high degree of risk. An investor should invest in the Fund only if the investor can afford the complete loss of an investment. Prospective investors should carefully read the Fund’s prospectus for a description of the risk associated with an investment in the Fund in determining whether an investment in the Fund is suitable. These risks include, but are not limited to, the following:

●	Limited Liquidity. An investor should consider an investment in the Fund to be of limited liquidity and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s shares are not listed on any securities exchange, and no secondary public market for the sale of the Fund’s interests exists, nor is one likely or expected to develop. As described in the prospectus under “Quarterly Repurchases of Shares,” the Fund provides limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of the Fund’s outstanding shares); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

●	Real Estate Industry Concentration. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by a number of factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

●	Use of Leverage. The Fund utilizes leverage which will magnify the potential for loss on amounts invested in the Fund.

●	Fees and Expenses. The Fund is subject to charges for management and other fees regardless of whether the Fund has a positive return. Please refer to the Fund’s prospectus for a complete description of expenses to be charged to the Fund.

●	Distributions. The Fund will ordinarily pay distributions, if any, once a quarter. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund may pay distributions in significant part from sources that may not be available in the future and that may be unrelated to the Fund’s performance, such as return of capital and borrowings. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com/adref, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors.

●	Potential Loss of Investment. Investing in the Fund is speculative and involves a high degree of risk and no guarantee or representation is made that the Fund’s investment strategy will be successful under all market conditions, nor do we guarantee any level of return or risk. An investment in the Fund could require a long-term commitment, with limited liquidity and the risk of loss of capital. Investors must have the financial ability, sophistication, experience and willingness to evaluate the merits and bear the risks of such an investment. Such an investment is not suitable for all potential investors. Investors could lose part or all of an investment, and the Fund could incur losses in markets where major indices are rising and falling. Results could be volatile. Accordingly, investors should understand that past performance is not indicative nor a guarantee of future results. Investors in the Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This sales material must be accompanied or preceded by the prospectus and must be read in conjunction with the Fund’s prospectus in order to fully understand all the implications and risks of an investment in the Fund. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. Investments mentioned herein may not be suitable for prospective investors. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at www.apollo.com/adref. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to the Fund’s business, operating results, and financial condition.

9 West 57th Street New York, NY 10019	212.515.3200 www.apollo.com/adref

Forward-Looking Statement Disclosure

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Apollo believes these factors include, but are not limited to, those described under the section entitled “Summary of Risk Factors”, which are further described in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Important Disclosure

Past performance is not indicative nor a guarantee of future returns.

This material is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) and is intended solely for the use of the persons to whom it has been delivered. This material does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service. Apollo and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this material and is subject to change without notice of any kind. This material and the transactions, investments, products, services, securities or other financial instruments referred to in this material are not directed to, or intended for distribution to or use by, any person or entity who is a citizen or resident of or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to any laws or regulations. Recipients may only use this material to the extent permitted by the applicable laws and regulations and should be aware of and observe all such applicable laws and regulations.

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

Opinions expressed herein reflect the current opinions of Apollo as of the date appearing in the materials only and are based on Apollo’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This material is not complete and the information contained herein may change at any time without notice.

Apollo has not made any representation or warranty, expressed or implied, with respect to fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties unrelated to Apollo) Apollo has no responsibility to update any of the information provided in this material.

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its product marketing and distribution, and GCS is a wholesale marketing agent for Apollo-sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2024 Apollo Global Management, Inc. All rights reserved.

GFC001724 | Exp. 12.31.25	ADREF-IU397751-1224A

APOLLO DIVERSIFIED REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

December 26, 2024

Dear Apollo Diversified Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Apollo Diversified Real Estate Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on December 26, 2024 and end on February 4, 2025 (the “Repurchase Request Deadline”). If you own shares through a financial intermediary, financial adviser or broker/dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the Repurchase Request Form.

IMPORTANT

All repurchase requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer or contact your Financial Intermediary. You may also contact us directly at 1-888-926-2688.

Sincerely,

Apollo Diversified Real Estate Fund

RE-IU110107DIRECT (1224)

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

1 THE OFFER	Apollo Diversified Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.
2 NET ASSET VALUE

The Fund’s NAV on December 19, 2024 of the Class A shares (GIREX) was $24.97 per share, of the Class C shares (GCREX) was $23.28 per share, of the Class I shares (GRIFX) was $25.57 per share, of the Class L shares (GLREX) was $24.54 per share and of the Class M shares (GMREX) was $23.99 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.apollo.com/adref. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All repurchase requests must be received in good order prior to 4:00 p.m., Eastern Time, on February 4, 2025.
4 REPURCHASE PRICING DATE	The NAV used to calculate the repurchase price will be determined as of the close of regular business trading on the New York Stock Exchange on February 4, 2025 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.
5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.
6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. If a portion of your shares were not repurchased due to proration, you will have to wait until the next quarterly repurchase offer to submit a new repurchase request if you still wish to tender your shares for repurchase.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, and the Fund repurchases shares on a pro rata basis, it may result in the shareholder not receiving the full amount of a required minimum distribution.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on February 4, 2025.

RE-IU110107DIRECT (1224)

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●     If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●     For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●     For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

●     For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES	You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.
10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES	Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.
11 NO REPURCHASE FEE	The Fund does not charge a transaction fee to repurchase Fund Shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.
12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Apollo Real Estate Fund Adviser, LLC (the “Adviser”), CenterSquare Investment Management LLC (“CenterSquare”), Aon Investments USA Inc. (“Aon” and together with CenterSquare, the “Sub-Advisers”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate).

RE-IU110107DIRECT (1224)

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY, FEBRUARY 4, 2025

REGULAR MAIL:	OVERNIGHT MAIL:

Apollo Diversified Real Estate Fund c/o	Apollo Diversified Real Estate Fund
SS&C GIDS, Inc.	c/o SS&C GIDS, Inc.
P.O. Box 219133	801 Pennsylvania Ave
Kansas City, MO 64105-1307	Suite #219133
Kansas City, MO 64105-1307

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to 5% of the outstanding shares of the Apollo Diversified Real Estate Fund, and that if shareholders request to repurchase more than the Repurchase Offer Amount, the Fund may repurchase shares on a pro rata basis which may result in the Fund not repurchasing the full amount of the shares that I am requesting.

For Class C Shareholders Only: I understand that tendering Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

NAME(S) OF REGISTERED SHAREHOLDERS

ACCOUNT NUMBER	INVESTOR ADDRESS	DAYTIME TELEPHONE NUMBER

SHARES TENDERED (Check one share class, reason for repurchase, and the number of shares or dollar amount as appropriate)

Class of Shares to be Tendered:

[ ] Class A Shares (GIREX)	[ ] Class C Shares (GCREX)	[ ] Class I Shares (GRIFX)

[ ] Class L Shares (GLREX)	[ ] Class M Shares (GMREX)

(if tendering more than one share class, please submit a separate form for each share class)

Reason for Repurchase:

[ ] Standard Repurchase	[ ] Repurchase Due to Death*

Tender Amount:

[ ] Full Tender:	Please tender all shares in my account.	For Internal Use Only
[ ] Partial Tender:	Please tender __________ shares from my account.
[ ] Dollar Amount:	Please tender enough shares to net $ .

*	If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary. Requests due to death are intended for natural persons and will require additional supporting documents.

RE-IU110107DIRECT (1224)

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY, FEBRUARY 4, 2025

PLEASE NOTE:

1.	A REPURCHASE REQUEST THAT DOES NOT SPECIFY A FULL REPURCHASE, NUMBER OF SHARES, OR A DOLLAR AMOUNT WILL BE REJECTED.

2.	THIS FORM MUST BE RECEIVED BY THE TRANSFER AGENT NO LATER THAN 4:00 P.M. EASTERN TIME ON THE REPURCHASE REQUEST DEADLINE. REPURCHASE REQUESTS RECEIVED BY THE TRANSFER AGENT CANNOT BE REVOKED AFTER THE REPURCHASE REQUEST DEADLINE.

3.	ANY REQUEST RECEIVED OUTSIDE OF AN ACTIVE REPURCHASE PERIOD OR REQUESTS FOR FUTURE REPURCHASE PERIODS WILL BE REJECTED.

4.	ALTERATIONS TO THIS FORM ARE PROHIBITED AND THE REQUEST WILL BE REJECTED.

5.	TO PREVENT BACKUP WITHHOLDING PLEASE ENSURE THAT A COMPLETED AND SIGNED APPLICATION FORM OR A FORM W-9 (OR FORM W-8 FOR NON-U.S. SHAREHOLDERS) HAS BEEN SUBMITTED PREVIOUSLY.

6.	CUSTODIAN APPROVAL IS REQUIRED FOR ACCOUNTS HELD THROUGH A CUSTODIAN. REPURCHASE REQUESTS FOR SUCH ACCOUNTS THAT DO NOT INCLUDE BOTH THE INVESTOR SIGNATURE(S) AND CUSTODIAN APPROVAL BY THE REPURCHASE REQUEST DEADLINE WILL NOT BE DEEMED IN GOOD ORDER.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature and certification:

Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account.

I acknowledge that:

●	Provision of this form should not be construed to cause the Fund, or its affiliates, to become an investment advice fiduciary under ERISA or the Internal Revenue Code.

●	I certify that I am authorized to make these elections and that all information provided is true and accurate.

●	No tax or legal advice has been given to me by the Transfer Agent, the Custodian, the Fund, or any agent of either of them, and that all decisions regarding the elections made on this form are my own.

●	The Custodian is authorized to distribute funds from my account in the manner requested. The Fund may conclusively rely on this certification and authorization without further investigation or inquiry.

●	I assume responsibility for any adverse consequences that may arise from the election(s) and agree that the Fund and their agents shall in no way be responsible, and shall be indemnified and held harmless, for any tax, legal or other consequences of the election(s) made on this form.

●	The payment is to be sent to the registered owner(s) of the shares shown in the registration of the account.

Signature:	Date

Print name:	Telephone Number:

Signature (if joint account both must sign):	Date

Print name:	Telephone Number:

CUSTODIAN APPROVAL (FOR ACCOUNTS HELD THROUGH A CUSTODIAN)

RE-IU110107DIRECT (1224)